united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 06/30/16

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio
A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2016

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid-Year 2016 Market Commentary

“First Half Returns Were Positive, in an Environment of Uncertainty”

The “bad news” seemed to make a lot more noise than the “good news” so far in 2016, yet each of the TOPS portfolios recorded positive returns for the first half as a whole. Recalling the pain of January (the worst month for stocks since 2009), oil’s plunge to under $30 per barrel and the initial panicked response to the United Kingdom’s June “Brexit” vote, it seems surprising equity returns could end up on the plus side. Likewise, fixed income returns were also very solid, despite concerns of interest rate risk heading into 2016.

While there is no shortage of interesting questions to cover at this time, here are three that stand out in terms of potential impact on future portfolio returns:

1)	No new highs for the stock market in over a year – is a stealth Bear Market underway?

2)	A new low was touched in the US 10 year Treasury yield – is a stealth Bull Market underway?

3)	US GDP has barely grown in the past 2-3 quarters – is a stealth economic Recession underway?

Second Quarter and First Half Market Returns

Before attempting to answer our questions, we’ll review the returns year-to-date. Our diversified portfolios fared well for the quarter and half, as market participation continued to broaden from 2015’s “large cap only” pattern. All but one of the ETFs held in TOPS portfolios scored gains for both quarter 2 (Q2) and first half (H1) – a rare occurrence given the broad range of asset classes we hold and the diverse factors that drive shorter term performance. Likewise, all equity orientated TOPS Portfolios finished ahead of the S&P 500 for H1, net of assumed fees.

For Q2, the S&P 500 was +2.46%, S&P MidCap +3.99% and S&P SmallCap +3.48%. The reversal of leadership between S&P 500 Value (+3.96%) and Growth (+1.01%) appeared to gain steam in Q2. The strongest ETFs in TOPS portfolios were Flexshares Global Upstream Natural Resources (GUNR) at +9.49% in Q2 and SPDR Dow Jones REIT (RWR) +5.35%. Perhaps due to worries about BREXIT and continued signs of slow economic growth, the international developed economy ETF Vanguard FTSE All-World ex-US (VEU) was a laggard in Q2 at +0.57%. Vanguard FTSE Emerging Markets (VWO) extended its recovery with a +2.56% gain.

Equity markets were volatile during Q2, but overall the results suggested investors’ appetite for risk was increasing. That “risk on” attitude carried over to the bond market, as US investment grade corporates (+3.7%) and high yield corporates (+5.6%) outperformed the primary fixed income index, the Barclays Capital U.S. Aggregate Bond which returned +2.2%. The flight to safety due to global growth concerns benefited U.S. Treasury Bonds as the 7-year bond returned +2.7% and U.S. TIPS +1.7%.

During the first half of 2016, investors were forced to cope with economic concerns, surprising presidential primary outcomes, volatile commodity prices, terrorist attacks and uncertainty from Central Bank leaders. Unsurprisingly, the resulting extremes of sentiment caused markets to fluctuate significantly. However, every time the markets fell, buyers eventually stepped up to the plate. The net of this activity was positive returns across asset classes, whether they were beneficiaries of “risk on” or “risk off” tactics. By the end of June, the Q2 results discussed above were representative of relative returns for H1 2016.

The broader equity markets were led by US MidCap (+7.93%), US SmallCap (+6.23%) and S&P 500 Value (+6.24%). As in Q2, S&P 500 Growth trailed at +1.55% and emerging markets (VWO +8.61%) trounced

06/30/2016

international developed markets (VEU +0.32%). Most of the TOPS diversifier asset classes added to returns, with REITS and Global Natural Resources particularly strong. The one ETF with a negative return was Guggenheim Global Timer (CUT), which was -3.27%.

The TOPS portfolios benefitted from exposure to diversifier fixed income sectors in H1, as WisdomTree Emerging Markets Local Debt (ELD) staged a recovery from the weak results of the past few years, gaining +11.84%. High Yield bonds, as represented by the PIMCO 0-5 Year High Yield Corp Bond Index ETF (HYS) was also very strong at +8.07%. Our lower overall interest rate risk profile restrained returns from Treasuries and investment grade corporates, but they were still positive for H1.

Is an Equity Bear Market Underway?

Even after considering the solid mid-single-digit returns for the first half, many market observers have noted the S&P 500 has been unable to attain a new closing high since May 21, 2015. They argue the reasons for this failure exemplify Bear Markets signposts: declining earnings (EPS), weak prospects for future growth, above-average valuations and an unfriendly Federal Reserve. In short, they see no rationale for a rising stock market in the U.S.

We are agnostic on the topic of predicting Bull vs. Bear Markets and believe it’s a fool’s errand to attempt to forecast such trend changes in advance. Having stated that, we do agree with the points made above, i.e., that some Bearish signposts have been passed. However, if one thinks about the market volatility (brief surges up and plunges down) experienced since the most recent S&P peak, it becomes apparent that the markets may continue to go back-and-forth past signposts. For instance, EPS has been declining, but not very much. With one key factor (oil prices) stabilizing and another key factor (low interest rates) reaching even lower lows, the EPS signpost may switch to positive. Above-average valuations may limit price gains, but won’t necessarily cause significant losses. And, of course, the Fed has recently shifted back to a dovish stance.

We caution investors that attempting to time Bull and Bear markets, or worse yet, shorter term moves of less than 10% may be hazardous to your portfolio’s health. A stealth Bear Market may be beginning for some U.S. stocks, but so may the next leg up of the Bull Market. At any rate, stocks may actually look attractive versus bonds (and record-low yields) as we note in the next section.

Is a Fixed Income Bull Market Underway?

The 10 year U.S. Treasury Bond yield fell to new all-time lows of 1.35% early in July. Since prices move in the opposite direction of yields, that means the Treasury Bond market has reached new highs. That sounds like the definition of a Bull Market. In fact, the primary competitor for safety-conscious bond buyers is the German Bund and its 10 year yield actually dropped into negative territory recently. Negative yields indicate an investor is willing to pay the German government to take the investor’s funds and hold them for 10 years. While negative interest rates are hard to fathom, it seems negative rates are plausible in the U.S. as well. In order for that to occur, the Fed would have to reverse course and cut short rates below zero combined with renewed strength in the US Dollar. While not our base case, we are now allowing for it, as a possibility, in our modeling.

So, our answer to the Bond question seems fairly clear: the Bull Market that began 35 years ago in 1981 remains in place. However, that was also true for the NASDAQ stock index back in 2000 – which proved to be the last gasp of a very strong Bull. We are not predicting the immediate end of this leg of the Bull market in bonds, but we believe it is prudent to maintain lower than normal fixed income return expectations in the near term.

Our perspective is that bond yields will eventually rise, but probably at a measured pace. With no recession or high inflation, the TOPS mix of shorter durations and modest credit risk should continue to be an appropriate strategy.

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So, our final question is:

Is the US Economy on the Verge of Recession?

We entered 2016 without great enthusiasm for the prospects of global economic growth. The two largest economies, America and China, will probably rank fairly high in terms of GDP, but neither shows signs of acceleration. European growth may improve slightly, but the key hopes on the Continent are for continued easing by the European Central Bank. The mass influx of refugees will continue to weigh on those economies in 2016. Global growth seems likely to remain sluggish.

Perhaps BREXIT (the United Kingdom’s June vote to leave the European Union) will be a catalyst to cause sluggish growth to accelerate into recession? Investors certainly panicked when the surprising results were announced, but cooler heads quickly prevailed. The impact on the UK and on global economies may in fact be negative, but the uncertainties of the terms of the exit that Britain and the EU negotiate – not to mention the risk of Scotland leaving the UK, are unforecastable and will not take place soon. Imports and exports with the UK account for less than 5% of America’s trade in goods and services, so it simply is not large enough to cause a US recession directly.

US growth has been disappointing with GDP +1.4% in Q4 2015 and +1.1% in Q 2016. We will reiterate the point we have made over and over for the past several years: slow GDP growth is still growth. A Recession means shrinkage of GDP. The yield curve remains positive, wages are growing, employment is growing, capital spending is positive, consumer confidence measures are positive, housing is expanding, etc., etc., etc. The bottom line is that leading indicators of a stealth Recession are not in place.

Portfolio Strategies

TOPS employs a proven, disciplined process of portfolio management. Likewise, our portfolio management team has about 70 years of portfolio management experience. Our experience and process are well suited for the challenges presented by global markets. As always, the TOPS strategy for managing globally diversified ETF portfolios is focused on optimizing risk adjusted returns. As such, we believe the portfolios are appropriately structured for the current environment.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

While the S&P 500 index finished the month of January 5.1% lower, intra-month values fell by as much as 9%. The selloff wasn’t contained to the U.S. as economic weakness and market turmoil in China, along with the continued decline in the price of oil rattled global markets in January. As forecasted volatility increased, the TOPS Managed Risk Funds all increased their hedge positions. The Growth and Moderate Funds reduced their net equity exposure from approximately 65% to approximately 30% by the end of the first week of January, while the Flex and Balanced Funds reduced their exposure from 60% or 55%, respectively, to 30%. All four funds spent the rest of the month in a range between 25% and 35% net equity, contributing to the outperformance of their unhedged counterparts.

After finishing January on a note of recovery, markets began February with another sharp downturn, falling more than 5% during the first half of the month. Their course reversal during the last two weeks helped minimize losses, but left them firmly in the red year-to-date. Volatility trended higher into the middle of the month before reverting back to end-of-January levels. All of the TOPS Managed Risk Funds entered the month well hedged, with net equity allocations below 40%. As forecasted volatility ticked higher into mid-month, the Growth, Moderate, Flex and Balanced Funds all reduced their net allocations exposure to a range of 25% to 30%. As volatility moderated in the second half, the funds increased their net equity allocations, finishing the month within a range of 40% to 45%.

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March saw a continuation of February’s second half reversal as U.S., developed and emerging markets all moved firmly higher and (with the exception of EAFE) into positive year-to-date territory. Volatility in March extended the downward trend it began in February, falling back to levels experienced during much of the first half of 2015.

All four of the TOPS Managed Risk Funds began March within 3% of a 45% a net equity allocation. As forecasted volatility trended lower, the Growth, Moderate, Flex and Balanced Funds all increased their equity allocations. The Growth and Moderate Funds ended the month with an equity allocation of 70% while the Flex Fund and Balanced Funds ended with equity allocations of 59% and 56% respectively.

Incoming economic data offered markets little to cheer about in April ahead of the Fed’s third meeting of 2016. The price of oil rose more than 20%, while the USD edged lower for the third straight month. The strong showing from equities in March fizzled out in April as global indices finished the month just marginally higher. The S&P 500 and MSCI EM indices finished the month essentially unchanged while the MSCI EAFE was up 2.5%.

After trending down through much of February and March, volatility leveled off in April and remained low as investors absorbed incoming quarterly earnings data. The TOPS® Growth, Moderate, Flex and Balanced Portfolios each made adjustments to their net equity allocations throughout April, but finished the month at essentially the same level they began it, at 69%, 70%, 59% and 56%, respectively.

Global equity markets trended gradually lower through the first three weeks of May before attempting a comeback during the final week. In the U.S., the course reversal was strong enough for equity markets to finish the month higher, while developed and emerging markets were unable to fully recover and finished the month with losses. Equity market volatility edged slightly higher, but remained well below its pre-May 2016 average. The TOPS Managed Risk Growth Fund saw its net equity allocation fluctuate in a range between 60% and 70% for three weeks before edging higher to finish out the month at 85%. The TOPS Moderate Growth Fund also oscillated in a 10% range, finishing the month with a net equity allocation of 65%. The TOPS Flex Fund moved within a 5% range and finished the month with a 59% net equity allocation while the TOPS Balanced Fund maintained a net equity allocation of 50% through the entire month.

After remaining low for most of the month, equity market volatility increased sharply during the last week of June in response both to uncertainty surrounding the Brexit vote and concerns over the outlook for global economic growth. All four of the TOPS Managed Risk Funds began the month at their maximum target equity allocations. As volatility climbed later in the month, the funds increased their hedges and all four finished the month with net equity allocations between 40% and 45%.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P 500® Growth measures the growthsegment of the S&P 500® Index. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P 500® Value measures the valuesegment of the S&P 500® Index . The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P MidCap 400® measures the mid-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the

06/30/2016

following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreignbonds , government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high- yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remainingmaturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

6531-NLD-7/27/2016

06/30/2016

TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2016

The Portfolio’s performance figures* for the periods ended June 30, 2016, as compared to its benchmark:

			Performance Since
	Six	One	Inception (8/27/13)
	Months	Year	(Annualized)
TOPS Managed Risk Flex ETF Portfolio	2.25%	(4.04)%	1.92%
S&P 500 Total Return Index**	3.84%	3.99%	11.63%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2016 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 1.07%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2016	% of Net Assets
Equity Funds	49.9%
Debt Funds	38.6%
Other/Cash & Cash Equivalents	11.5%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 88.5%
	DEBT FUNDS - 38.6%
148,885	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$3,713,192
17,410	iShares 1-3 Year Treasury Bond ETF	1,485,421
35,014	iShares 3-7 Year Treasury Bond ETF	4,459,033
14,668	iShares Floating Rate Bond ETF	742,494
44,120	iShares iBoxx $ High Yield Corporate Bond ETF	3,736,523
42,487	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,214,430
70,324	PIMCO 1-5 Year U.S. TIPS Index ETF	3,715,920
64,748	PowerShares Senior Loan Portfolio	1,487,262
96,439	SPDR Barclays Short Term Corporate Bond ETF	2,968,392
27,612	Vanguard Mortgage-Backed Securities ETF	1,486,906
26,636	Vanguard Total International Bond ETF	1,483,625
39,784	WisdomTree Emerging Markets Local Debt Fund	1,488,319
		31,981,517
	EQUITY FUNDS - 49.9%
57,401	FlexShares Global Upstream Natural Resources Index Fund	1,512,516
33,342	Guggenheim MSCI Global Timber	760,198
25,345	iShares Core S&P Mid-Cap ETF	3,786,290
32,643	iShares Core S&P Small-Cap ETF	3,793,443
51,553	iShares S&P 500 Growth ETF	6,010,049
89,279	iShares S&P 500 Value ETF	8,294,019
54,171	SPDR Dow Jones International Real Estate ETF	2,245,930
22,621	SPDR Dow Jones REIT ETF	2,249,206
7,866	Vanguard Energy ETF	748,214
157,925	Vanguard FTSE All-World ex-US ETF	6,767,086
16,090	Vanguard FTSE All-World ex-US Small-Cap ETF	1,497,818
85,147	Vanguard FTSE Emerging Markets ETF	2,998,877
7,380	Vanguard Materials ETF	755,933
		41,419,579
	TOTAL EXCHANGE TRADED FUNDS (Cost - $72,961,409)	73,401,096

	SHORT-TERM INVESTMENTS - 10.3%
	MONEY MARKET FUND - 10.1%
8,368,299	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.30% (a)	8,368,299

Principal		Coupon (b)	Maturity
	U.S. TREASURY BILL - 0.2%
$200,000	United States Treasury Bill (c)	0.00%	9/22/2016	199,878

	TOTAL SHORT-TERM INVESTMENTS (Cost - $8,568,177)			8,568,177

	TOTAL INVESTMENTS - 98.8% (Cost - $81,529,586) (d)			$81,969,273
	OTHER ASSETS AND LIABILITIES - NET - 1.2%			983,193
	TOTAL NET ASSETS - 100.0%			$82,952,466

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at June 30, 2016.

(b)	Represents discount rate at time of purchase.

(c)	All or a portion of this security may be held as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $81,736,863 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,348,192
Unrealized depreciation:	(1,115,782)
Net unrealized appreciation:	$232,410

		Unrealized
Contracts		Depreciation
	SHORT FUTURES CONTRACTS
31	MSCI EAFE Index Mini September 2016
	(Underlying Face Amount at Value $2,503,560)	$(165,935)
49	MSCI Emerging Market Index Mini September 2016
	(Underlying Face Amount at Value $2,045,015)	(136,130)
23	Russell 2000 Index Mini September 2016
	(Underlying Face Amount at Value $2,639,020)	(134,090)
31	S&P 500 Index E-Mini September 2016
	(Underlying Face Amount at Value $3,239,888)	(150,112)
11	S&P Midcap 400 Index E-Mini September 2016
	(Underlying Face Amount at Value $1,642,300)	(90,550)

	NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	$(676,817)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
June 30, 2016 (Unaudited)

Assets:
Total Investments in securities, at cost	$81,529,586
Total Investments in securities, at value	$81,969,273
Deposits with Broker	1,229,950
Receivable for securities sold	811,753
Receivable for Portfolio shares sold	59,123
Dividends receivable	2,031
Total Assets	84,072,130
Liabilities:
Unrealized depreciation on futures contracts	676,817
Payable for securities purchased	382,849
Accrued distribution (12b-1) fees	30,093
Accrued investment advisory fees	20,062
Payable to related parties and administrative service fees	6,687
Payable for Portfolio shares redeemed	3,156
Total Liabilities	1,119,664
Net Assets	$82,952,466

Net Assets Consist Of:
Paid in capital	$84,901,541
Undistributed net investment income	1,025,288
Accumulated net realized loss on investments and futures contracts	(2,737,233)
Net unrealized depreciation on investments and futures contracts	(237,130)
Net Assets	$82,952,466
Total shares of beneficial interest outstanding
($0 par value, unlimited shares authorized)	7,931,777

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.46

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividend income	$681,579
Interest income	13,206
Total Investment Income	694,785

Expenses:
Investment advisory fees	109,002
Distribution fees (12b-1)	163,503
Related parties and administrative service fees	36,334
Total Expenses	308,839
Net Investment Income	385,946

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on:
Investments	(295,437)
Futures contracts	(1,077,097)
Total net realized loss	(1,372,534)
Net change in unrealized appreciation (depreciation) on:
Investments	3,277,542
Futures contracts	(635,767)
Total unrealized appreciation	2,641,775
Net Realized and Unrealized Gain on Investments	1,269,241

Net Increase in Net Assets Resulting from Operations	$1,655,187

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$385,946	$640,112
Net realized loss on investments and futures contracts	(1,372,534)	(1,311,670)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,641,775	(2,836,698)
Net increase (decrease) in net assets resulting from operations	1,655,187	(3,508,256)

From Distributions to Shareholders:
From net investment income:	—	(262,543)
From net realized gains:	—	(212,426)

Total distributions to shareholders	—	(474,969)

From Shares of Beneficial Interest:
Proceeds from shares sold	15,590,853	38,925,774
Reinvestment of distributions	—	474,969
Cost of shares redeemed	(1,840,703)	(4,285,384)
Net increase in net assets from share transactions of beneficial interest	13,750,150	35,115,359

Total Increase In Net Assets	15,405,337	31,132,134

Net Assets:
Beginning of period	67,547,129	36,414,995
End of period *	$82,952,466	$67,547,129
* Includes undistributed net investment income of:	$1,025,288	$639,342

SHARE ACTIVITY
Shares Sold	1,507,099	3,610,235
Shares Reinvested	—	46,703
Shares Redeemed	(178,665)	(400,583)
Net increase in shares of beneficial interest outstanding	1,328,434	3,256,355

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period.

	For the
	Six Months Emded		For the	For the		For the
	June 30, 2016		Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of period	$10.23		$10.88	$10.62		$10.00
Income from investment operations:
Net investment income (b) (c)	0.05		0.13	0.17		0.11
Net realized and unrealized gain (loss) on investments and futures contracts	0.18		(0.69)	0.10		0.51
Total from investment operations	0.23		(0.56)	0.27		0.62
Less distributions from:
Net investment income	—		(0.05)	(0.01)		—
Net realized gain	—		(0.04)	(0.00	) (d)	—
Total distributions	—		(0.09)	(0.01)		—

Net asset value, end of period	$10.46		$10.23	$10.88		$10.62
Total return (e)	2.25%		(5.20)%	2.54%		6.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$82,952		$67,547	$36,415		$3,583
Ratio of expenses to average net assets (f)	0.85	% (g)	0.85%	0.85%		0.85	% (g)
Ratio of net investment income to average net assets (c) (f)	1.06	% (g)	1.21%	1.54%		3.09	% (g)
Portfolio turnover rate	9	% (h)	18%	25%		3	% (h)

(a)	The TOPS® Managed Risk Flex ETF Portfolio commenced operations on August 27, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (Unaudited)

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.

TOPS® Managed Risk Flex ETF Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$73,401,096	$—	$—	$73,401,096
Short-Term Investments	8,368,299	199,878	—	8,568,177
Total	$81,769,395	$199,878	$—	$81,969,273

Liabilities	Level 1	Level 2	Level 3	Total
Short Futures Contracts **	(676,817)	—	—	(676,817)

The Portfolio did not hold any Level 3 securities during the six month period. There were no transfers into or out of any level during the six month period.

It is the Portfolio’s policy to record transfers between levels at the end of the year.

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions in the open tax years (2013 - 2015) or expected to be taken in the Portfolio’s 2016 tax returns. The Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2016, the Portfolio had a net realized loss from futures contracts subject to equity price risk of $1,077,097 reported in the Statement of Operations. For the six months ended June 30, 2016, the Portfolio had a net change in unrealized depreciation of $635,767 from futures contracts subject to equity price risk.

The notional value of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Offsetting of Financial Assets and Derivative Assets

It is the Portfolio’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures contracts. During the six months ended June 30, 2016, the Portfolio is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2016:

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:						Liabilities
Net Amounts
			Gross		of Liabilities
			Amounts		Presented in
	Gross		Offset in the		the
	Amounts of		Statement		Statement of			Cash
	Recognized		of Assets &		Assets &	Financial		Collateral	Net
Description	Liabilities		Liabilities		Liabilities	Instruments		Pledged	Amount
Futures Contracts	$676,817	(1)	$—	(1)	$676,817	$676,817	(2)	$—	$—
Total	$676,817		$—		$676,817	$676,817		$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

TOPS® Managed Risk Flex ETF Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $16,874,269 and $5,970,659, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Advisory Agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2016, the Advisor earned $109,002 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2016, the Portfolio paid $163,503 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the six months ended June 30, 2016, the Trustees received fees in the amount of $4,534 on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. A Trustee and certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capcaities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

TOPS® Managed Risk Flex ETF Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016 (Unaudited)

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2016, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Portfolio distributions paid for the year ended December 31, 2015 and December 31, 2014 were as follows:

For the year ended December 31, 2015			For the year ended December 31, 2014
Ordinary	Long-Term		Ordinary	Long-Term
Income	Capital Gains	Total	Income	Capital Gains	Total
$461,224	$13,745	$474,969	$19,858	$2,428	$22,286

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$639,342	$—	$(1,198,472)	$—	$(3,045,132)	$(3,604,262)

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of 1256 futures contracts.

At December 31, 2015, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains, if any, as follows:

Non-Expiring
Short-Term	Long-Term	Total
$590,272	$608,200	$1,198,472

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of ordinary income distributions, resulted in reclassifications for the following Portfolio for the year ended December 31, 2015 as follows:

Undistributed Net	Accumulated Net
Investment	Realized Gains
Income (Loss)	(Loss)
$(519)	$519

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk Flex ETF Portfolio

EXPENSE EXAMPLES (Unaudited)

June 30, 2016

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	1-1-16	6-30-16	Period *	6-30-16	Period*
TOPS Managed Risk Flex ETF Portfolio	0.85%	$1,000.00	$1,022.50	$4.27	$1,020.64	$4.27

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 08/31/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 08/31/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 08/31/16